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                                                                   EXHIBIT 10.15

                           SECOND AMENDMENT AGREEMENT

This SECOND AMENDMENT AGREEMENT entered into at Boston, Massachusetts, as of March 21, 2000, between PAPER WAREHOUSE, INC. and PAPER WAREHOUSE FRANCHISING, INC. (hereinafter, collectively, the "Borrower"), each a Minnesota corporation with its principal executive offices at 7630 Excelsior Boulevard, Minneapolis, Minnesota 55426, and FLEET RETAIL FINANCE INC. f/k/a BankBoston Retail Finance Inc., with an address of 40 Broad Street, Boston, MA 02109 (the "Lender").

WHEREAS, Lender established a revolving line of credit (the "Revolving Credit") pursuant to a Loan and Security Agreement dated as of June 7, 1999 (as amended and modified from time to time, the "Loan Agreement") for the Borrower under which the Lender agreed to make advances to, and other financial accommodations for the benefit of, the Borrower until the Maturity Date subject to the terms and conditions of the Loan Agreement. All initially capitalized terms shall have the definitions ascribed to them in the Loan Agreement, unless otherwise defined herein.

WHEREAS, the Borrower has requested that the Lender permit the Borrower to borrow up to $1,200,000 in excess of the existing Borrowing Base, to waive the Borrower's failure to achieve certain financial covenants, and to amend the advance rates under the Borrowing Base.

WHEREAS, subject to the terms and conditions in this Agreement, the Lender is willing to modify the terms of the Loan Agreement in order to accommodate the Borrower's request.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lender and the Borrower mutually agree as follows:

     1. EFFECTIVE DATE: The "Effective Date" of this Agreement shall be the date upon which the Lender receives each of the following items: (i) this Second Amendment Agreement, duly executed by the Borrower;
          (ii)the irrevocable letter of credit of Norwest Bank Minnesota, National Association in the face amount of $1,200,000 issued to the Lender; and (iii) the letter agreement between Yale T. Dolginow and the Lender, respecting such letter of credit, each in form and substance satisfactory to the Lender and executed and delivered by all parties required by the Lender.

     2. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:

          a) Article I shall be amended to add the following definitions, in appropriate alphabetical order:

               "ACCEPTABLE CREDIT CARD RECEIVABLES": Those Accounts that from time to time are due and owing to each Borrower on a non-recourse basis from major credit card processors that are acceptable to the Lender, which processors include, without limitation, Visa, MasterCard, Discover, and American Express."

               "CREDIT CARD ADVANCE RATE": Seventy-Five Percent (75%).


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               "EBITDA": The Borrower's earnings before interest, taxes,
               depreciation and amortization, each as determined in accordance with GAAP.

               "EXCELSIOR PROCEEDS": The net cash proceeds, after reduction for the payment of all closing fees and taxes paid or arising in connection therewith and payments made to discharge any liens, which are received by the Borrower and delivered to the Lender for application to the principal balance of the Loan Account in connection with the sale of the real estate and improvements thereon at the premises known as 7630 Excelsior Boulevard, Minneapolis, Minnesota 55426.

               "LETTER OF CREDIT RELEASE DATE": as defined in that letter agreement re: Irrevocable Letter of Credit No. S407544, by and between Yale T. Dolginow and Lender.

               "LETTER OF CREDIT VALUE": The lesser of:

                    (a) the undrawn face amount of that certain standby letter of credit of Norwest Bank Minnesota, National Association, dated March 21, 2000, in the original amount of $1,200,000 and numbered S407544 held by the Lender, as amended, extended, replaced, substituted, or modified, but only so long as such letter of credit remains a valid and binding obligation of Wells Fargo, N.A. and has not expired or terminated, or been rescinded, cancelled, or withdrawn, or amended, replaced, substituted, or modified without the prior written consent of the Lender; or

                    (b) the lesser of (1) $1,200,000, prior to the date on which the Lender receives the Excelsior Proceeds, or (2) the sum of (A) $1,200,000, minus (B) the Excelsior Proceeds, from and after the date on which the Beneficiary receives the Excelsior Proceeds.


               "OVERADVANCE": Any loan or advance, or other credit extended by the Lender for the benefit of the Borrower such that the balance of the Loan Account is greater than the sum of (a) the Borrowing Base minus (b) the Temporary Overadvance.

               "TEMPORARY OVERADVANCE": As defined in Section 2.2 hereof.

               "TOTAL STOCKHOLDERS' EQUITY": The stockholders' equity of the Borrower (determined in accordance with GAAP, consistently applied, except the balance of the Loan Account shall in all events be treated as current).

          b) The definition of "Inventory Advance Rate" in Article I shall be amended to replace the date "September 30th" with the date "August 31st" and to replace the date "October 1st" with the date "September 1st."


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          c) Section 2.1(b)(ii)(B)(I) shall be amended to replace the period at the end thereof with the following: "PLUS the Credit Card Advance Rate of the Acceptable Credit Card Receivables."

          d) Section 2.1(b)(ii)(B) shall be amended to add, after the end of clause 2.1(b)(ii)(B)(II) thereof, the following:

                      "PLUS
                      (III) The Temporary Overadvance."

          e) The following sentence shall be added to Section 2.2: "Through the Letter of Credit Release Date, the Lender agrees to establish a Temporary Overadvance, so referred to herein, of up to the amount of the Letter of Credit Value."

          d) Section 5.12.1 shall be amended by replacing it with the following:
          "5.12.1 TOTAL STOCKHOLDERS' EQUITY. The Borrower shall not permit or suffer to exist Total Stockholders' Equity to be less than the following amounts at the end of any of the following fiscal months:
          (a) February 2000: $7,503,798; (b) March 2000: $7,623,477; (c) April
          2000: $7,492,017; (d) May 2000: $7,800,535; (e) June 2000: $8,249,225;
          (f) July 2000: $8,028,271; (g) August 2000: $7,935,907; (h) September
          2000: 8,164,244; (i) October 2000: $8,668,752; (j) November 2000:
          $8,515,338; (k) December 2000: $9,377,942; and (l) January 2001:
          $8,740,589. These amounts are based on the Business Plan set forth on
          EXHIBIT 5-12(a)-1 to the Second Amendment Agreement."

          e) Section 5.12.2 shall be amended by replacing it with the following:
          "5.12.2 (a) FIXED CHARGE COVERAGE RATIO. The Borrower shall not permit or suffer to exist the ratio of its Cash Flow to its Contractual Obligations, calculated on a cumulative basis for the period January 30, 2000 through February 2, 2001, to be less than 1.10:1.00; and (b) EBITDA. The Borrower shall not permit or suffer to exist EBITDA of less than the following amounts for the fiscal quarters ending in any of the following fiscal months (where parenthesis indicate a negative): (a) April 2000: ($700,000); (b) July 2000: $1,500,000; (c)
          October 2000: $1,700,000. These amounts are based on the Business Plan set forth on EXHIBIT 5-12(b)-1 to the Second Amendment Agreement."

     3. LIMITED WAIVER. The Borrower has requested that the Lender waive its rights and remedies in connection with the Borrower's failure to comply with Section 5.12.1 of the Loan Agreement as of January 28, 2000, and the Borrower's failure to comply with Section 5.12.2 of the Loan Agreement as of the fiscal year ending as of January 28, 2000. The Lender has agreed to waive its rights and remedies arising solely from the Borrower's failure to comply with Section 5.12.1 of the Loan Agreement as of January 28, 2000, and the Borrower's failure to comply with Section 5.12.2 of the Loan Agreement as of the fiscal year ending as of January 28, 2000. This waiver is limited to this specific request and shall not be deemed or construed to be a consent to any other or future action or as a waiver of any Event of Default that may exist under the Loan Agreement.

     4. EXCELSIOR PROPERTY. Immediately upon receipt thereof, the Borrower covenants and agrees to deliver to the Lender, for application to the principal balance of the Loan Account, the net cash proceeds, after reduction for the payment of all closing fees and


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          taxes paid or arising in connection therewith and payments made to discharge any liens, received by the Borrower in connection with the sale of the real estate and improvements thereon at the premises known as 7630 Excelsior Boulevard, Minneapolis, Minnesota 55426. Further, the Borrower covenants and agrees that, upon or before the transfer of such real estate, the Borrower shall deliver, or shall cause to be delivered, to Lender a waiver or subordination (in form satisfactory to Lender) executed by the Borrower's landlord with respect to such premises.

     5. AMENDMENT FEE. Upon the Borrower's execution of this Second Amendment Agreement, Borrower agrees to pay to Lender an amendment fee of $5,000.00, which fee shall be fully earned and nonrefundable upon Lender's signing of this Second Amendment Agreement.

     6. ENFORCEABILITY, ETC. Except as otherwise expressly provided herein, the Loan Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Effective Date hereof (i) all references in the Loan Agreement to "this Agreement", "hereto", "hereof", "hereunder", or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Agreement and (ii) all references in the other Loan Documents to the "Loan Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Agreement. Except as expressly provided herein, the execution, delivery and effectiveness of this Agreement shall not operate as an amendment of any right, power or remedy of the Lender under the Loan Agreement or any other Loan Document, nor constitute an amendment of any provision of the Loan Agreement or any other Loan Documents.

     7.   GENERAL PROVISIONS

          a) INTEGRATION; AMENDMENT; WAIVERS. This Agreement and Loan Documents set forth in full are terms of agreement between the parties and are intended as the full, complete and exclusive contract governing the relationship between the parties, superseding all other discussions, promises, representations, warranties, agreements and the understandings between the parties with respect thereto. No term of the Loan Documents may be modified or amended, nor may any rights thereunder be waived, except in a writing signed by the party against whom enforcement of the modification, amendment or waiver is sought. Any waiver of any condition in, or breach of, any of the foregoing in a particular instance shall not operate as a waiver of other or subsequent conditions or breaches of the same or a different kind. The Lender's exercise or failure to exercise any rights under any of the foregoing in a particular instance shall not operate as a waiver of its right to exercise the same or different rights in subsequent instances. Except as expressly provided to the contrary in this Agreement, or in another written agreement, all the terms, conditions, and provisions of the Loan Documents shall continue in full force and effect. If in this Agreement's description of an agreement between the parties, rights and remedies of Lender or obligations of the Borrower are described which also exist under the terms of the other Loan Documents, the fact that this Agreement may omit or contain a briefer description of any rights, remedies and obligations shall not be deemed to limit


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               any of such rights, remedies and obligations contained in the other Loan Documents.

          b) PAYMENT OF EXPENSES. Without limiting the terms of the Loan Documents, the Borrower shall pay all costs and expenses (including reasonable attorneys' fees) arising under or in connection with the Loan Documents, including without limitation, in connection with the negotiation, preparation, execution, delivery, and enforcement of this Agreement and any and all consents, waivers or other documents or instruments relating thereto.

          c) NO THIRD PARTY BENEFICIARIES. Except as may be otherwise expressly provided for herein, this Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement.

          d) SEPARABILITY. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, illegal or unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

          e) COUNTERPARTS. This Agreement may be executed in any number of counterparts, which together shall constitute one and the same agreement.

          f) TIME OF ESSENCE. Time is of the essence in each of the Liabilities of the Borrower and with respect to all conditions to be satisfied by the Borrower.

          g) CONSTRUCTION; VOLUNTARY AGREEMENT; REPRESENTATION BY COUNSEL. This Agreement has been prepared through the joint efforts of all the parties. Neither its provisions nor any alleged ambiguity shall be interpreted or resolved against any party on the ground that such party's counsel was the draftsman of this Agreement. Each of the parties declares that such party has carefully read this Agreement and the agreements, documents and instruments being entered into in connection herewith and that such party knows the contents thereof and sign the same freely and voluntarily. The parties hereto acknowledge that they have been represented in negotiations for and preparation of this Agreement and the agreements, documents and instrument being entered into in connection herewith by legal counsel of their own choosing, and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect.

          h) GOVERNING LAW; FORUM SELECTION. This Agreement has been entered into and shall be governed by the laws of the Commonwealth of Massachusetts.

          i) FURTHER ASSURANCES. The Borrower agrees to take all further actions and execute all further documents as the Lender may from time to time reasonably request to carry out the transactions contemplated by this Agreement.

          j) NOTICES. All notices, requests and demands to or upon the respective parties hereto shall be given in accordance with the Loan Agreement.

          k) MUTUAL WAIVER OF RIGHT TO JURY TRIAL. THE LENDER AND BORROWER EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY


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               ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY
               RELATING TO: (I) THIS AGREEMENT, OR ANY OF THE AGREEMENTS, INSTRUMENTS OR DOCUMENTS REFERRED TO HEREIN; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN THEM; OR
               (III) ANY CONDUCT, ACTS OR OMISSIONS OF THE LENDER OR OF THE BORROWER OR ANY OF ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH THEM; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

          l) COPIES AND FACSIMILES. This Agreement and all documents which have been or may be hereinafter furnished by the Borrower to the Lender may be reproduced by the Lender by any photographic, photostatic, microfilm, xerographic or similar process, and any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business).

                [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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         This Second Amendment Agreement is executed under seal as of the date written above.

Witness                                Borrower:
                                       ---------
                                            Paper Warehouse, Inc.


/s/ Cheryl W. Newell, CFO                   By: /s/ Yale T. Dolginow
----------------------------------             --------------------------------
                                            Yale T. Dolginow, Chairman and Chief
                                            Executive Officer

Witness                                Borrower:
                                       ---------
                                            Paper Warehouse Franchising, Inc.


/s/ Cheryl W. Newell, CFO                   By: /s/ Yale T. Dolginow
----------------------------------             --------------------------------
                                            Yale T. Dolginow, Chairman and Chief
                                            Executive Officer


Witness                                Accepted:
                                       ---------
                                                 Fleet Retail Finance Inc.


                                            By: /s/ James J. Ward
----------------------------------             --------------------------------
                                            Name: James J. Ward
                                            Title: Director


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                                EXHIBIT 5.12(a)-1
                    [Attach Stockholders Equity Spreadsheet]



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                                EXHIBIT 5.12(b)-1
          [Attach EBITDA and Fixed Charge Coverage Ratio Spreadsheet]

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